SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2004

TNP ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	1-8847 (Commission File Number)	75-1907501 (IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

TEXAS-NEW MEXICO POWER COMPANY
(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of Incorporation)	2-97230 (Commission File Number)	75-0204070 (IRS Employer Identification No.)

4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (817) 731-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

See the press release attached hereto as Exhibit 99 dated November 4, 2004, announcing the financial results for the quarter ended September 30, 2004, for TNP Enterprises, Inc. and Texas-New Mexico Power Company.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99	Press Release of the Registrant dated November 4, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP ENTERPRISES, INC. (Registrant)

Date: November 4, 2004	By:	/s/ Theodore A. Babcock Theodore A. Babcock, Chief Financial Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS-NEW MEXICO POWER COMPANY (Registrant)

Date: November 4, 2004	By:	/s/ Scott Forbes Scott Forbes Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated November 4, 2004.

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